Statutory Reserves	12 Months Ended
Dec. 31, 2019
Statutory Reserves Disclosure [Abstract]
Statutory Reserves
(21)	STATUTORY RESERVES

In accordance with the relevant laws and regulations of the PRC, the Company’s PRC consolidated entities are required to transfer 10% of their respective after tax profit, as determined in accordance with PRC accounting standards and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the respective entity. The transfer to this general reserve fund must be made before distribution of dividends can be made. As of December 31, 2018 and December 31, 2019, the PRC consolidated entities had accumulated balances of statutory reserve of RMB 25,557,266 and RMB 25,671,341, respectively, which is restricted for distribution to the Company.